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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K

                                Current Report

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported):  October 3, 1996


                       Armstrong World Industries, Inc.
            (Exact name of registrant as specified in its charter)

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
        Pennsylvania              1-2116                  23-0366390
(State or other jurisdiction    (Commission              (IRS Employer
       of incorporation)        File Number)         Identification Number)
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313 West Liberty Street, P. O. Box 3001, Lancaster, Pennsylvania     17604
      (Address of principal executive offices)                    (ZIP Code)


Registrant's telephone number, including area code:  (717) 397-0611
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Item 5.  Other Events

         The registrant's press release dated October 3, 1996 is attached hereto as Exhibit 99 and is incorporated herein by reference.

Exhibit No.              Description                      Reference
-----------              -----------                      ---------
   99           Press Release dated October 3, 1996       Filed herewith
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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ARMSTRONG WORLD INDUSTRIES, INC.


Dated:  October 15, 1996      By: /s/ L. A. Pulkrabek
                                 ----------------------
                                 L. A. Pulkrabek
                                 Senior Vice President, Secretary and
                                 General Counsel
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Exhibit No.         Description                         Sequential Page No. or Reference
-----------         -----------                         --------------------------------
 99             Press Release Dated October 3, 1996     Filed herewith at page 5.

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